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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report April 24, 1996
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                                EMC CORPORATION
             (Exact name of registrant as specified in its charter)
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Massachusetts                          1-9853    No. 04-2680009
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(State or other jurisdiction      (Commission       (I.R.S. Employer
of incorporation)                 File Number)      Identification No.)


171 South Street, Hopkinton, MA                     01748
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(Address of principal executive offices)            (zip code)



Registrant's telephone number, including area code:  (508) 435-1000
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Item 5.  Other Events
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In connection with the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995, EMC Corporation ("EMC" or the "Company") is hereby filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of the Company.

Item 7.  Financial Statements and Exhibits
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The following is filed as an Exhibit to this Report.

Exhibit:
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99.1     Cautionary Statement for Purposes of the "Safe Harbor"
         Provisions of the Private Securities Litigation Reform Act of 1995.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMC CORPORATION



Date: April 24, 1996                        By:  /s/ Colin G. Patteson
                                                 ------------------------
                                                 Colin G. Patteson
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer

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